UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2011

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Company and Comerica Bank Amend Credit Agreements to increase the Company’s borrowing capacity, lower interest rates and Extend Maturity Date:

Manitex International, Inc. (the “Company”) currently has U.S. and Canadian revolving credit facilities as well as a revolving credit facility-equipment line (the “Loan Agreements”) with Comerica Bank (“Comerica”). On June 27, 2011, June 28, 2011 and June 29, 2011, the Company and certain of its subsidiaries entered into amendments to the existing Loan Agreements with Comerica and a new Agreement with Comerica which, among other things:

•	Increases the maximum borrowing under its credit facilities as follow:

Maximum Borrowing
Credit Facility	From	To
Revolving U.S. credit facility	$20.5 million	$22.5 million
Revolving Canadian credit facility	CDN$5.5 million	CDN$6.5 million
Revolving credit facility – equipment line	$0.5 million	$1.0 million

•

Created a new four year term loan for $1,850,000. The funds will be used to purchase certain assets of CVS SpA that are currently being rented under a rental agreement that was approved by the Italian Court in connection with a Concordato Preventivo proceeding.

•

Modifies the advance formulas for the revolving U.S. and Canadian credit facilities which will increase the amount the Company can borrow. A Summary of the modifications to advance formulas is described below.

•	Lowers the interest rates on its borrowing as follows:

Change in Interest Rate
Credit Facility	From	To
Revolving U.S. credit facility	Prime + 1.5%	Prime

Revolving Canadian credit facility
Canadian dollar borrowing	Canadian Prime + 2.5%	Canadian Prime + 0.5%
U.S. dollar borrowing	Prime + 1.5%	Prime

Revolving credit facility – equipment line	Prime + 1.5%	Prime

•

Modifies to provide for LIBOR based borrowing under all revolving U.S. credit facilities, as well as U.S. dollar borrowing under the revolving Canadian credit facility. For LIBOR based advances, the Company can select an advance period of one, two or three months. Interest for LIBOR based borrowings is the applicable LIBOR rate plus 3.15%. At the end of the selected advance period, the Company can elect to convert the advance to a Prime Rate based borrowing, or elect to rollover the maturing LIBOR based advance for another one, two or three month period.

•	Extends the maturity on the Company’s revolving credit facilities from April 1, 2012 to April 1, 2015.

The specific Loan Agreements and documents that were amended are as follows: All documents were executed on June 29, 2011 except for the new Installment Note for $1.85 million and Amendment No. 7 to the Second Amended and Restated Credit Agreement dated April 11, 2007, as amended, which was executed on June 27, 2011 and June 28, 2011, respectively.

•	Amendment No. 7 to the Second Amended and Restated Credit Agreement dated April 11, 2007, as amended (Revolving U.S. credit facility);

•	Amendment to Letter Agreement dated October 29, 2010 for the revolving Canadian credit agreement;

•	Amendment to the Advance Formula Agreement dated January 26, 2009 for the revolving Canadian credit facility;

•	Amendment No. 7 to Canadian Dollar Note dated December 29, 2006; and

•	Amendment to Letter Agreement date May 5, 2010 (revolving credit facility-equipment line)

Three new Master Notes dated June 29, 2011, were executed in conjunction with each of the Company’s revolving credit facilities. The Master Notes dated June 29, 2011 supersede and replace previously executed Master Notes. The specific Master Notes are as follows:

•	Master Note for $22.5 million dated June 29, 2011 for the revolving U.S. credit facility;

•	Master Note for $6.5 million (the “American Note”) dated June 29, 2011 for the revolving Canadian credit facility; and

•	Master Note for $1.0 million dated June 29, 2011 for the revolving credit facility-equipment line.

The new Installment Note for $1.85 million dated June 27, 2011 was executed and delivered to Comerica.

In connection with the Company’s borrowing a series of guaranties were executed by the Company and its subsidiaries to guarantee to the indebtedness to Comerica of other entities within the Company. Guaranties that were issued are as follows:

Guarantor(s)	Entity Indebtedness being Guaranteed
Manitex International, Inc.	Manitex, Inc.
Manitex International, Inc.	Manitex Liftking, ULC
Manitex, Inc.	Manitex International, Inc.
Manitex Load King, Inc and Badger Equipment Company	Manitex International, Inc. and Manitex, Inc.

In connection with the Company’s borrowing, Badger Equipment Company and Manitex Load King, Inc., both subsidiaries of the Company, each executed a Security Agreement. Comerica, pursuant to these Security Agreements Comerica has a security interest in substantially all the assets of the two companies, except for real estate, including a security interest in the two companies’ accounts receivable, inventory, and equipment & fixtures.

Set forth below is a summary of each of these amendments, which is qualified in its entirety by reference to the copies of such amendments, notes, guaranties, and security agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 10.13, 10.14 and 10.15 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment No. 7 to Second Amended and Restated Credit Agreement and Amendment to Revolving Credit Note.

On June 28, 2011, the Company, Manitex, Inc., a subsidiary of the Company (together with the Company collectively referred to as the “Companies”), and Comerica entered into Amendment No.7 to the Second Amended and Restated Credit Agreement, dated April 11, 2007, as amended on August 9, 2007, October 18, 2007, June 30, 2008, July 9, 2009 and November 9, 2010 and an Amendment to the Revolving Credit Note issued pursuant to such Credit Agreement. This Amendment, No. 7, among other things (i) extends the maturity date of the note from April 1, 2012 to April 1, 2015; (ii) increases the maximum borrowing under the facility to $22.5 million, (iii) revises certain definitions and amounts used in calculating the borrowing base under the Credit Agreement including increasing the inventory borrowing limit used in the advance formula from $9.0 million to $14.0 million and adding an additional $1.5 million to the borrowing base, (iv) adds a “Funded Debt to EBITDA Ratio” covenant requiring a quarter end ratio of not more than 5.0 to 1.0 until March 31, 2012, a ratio of not more than 4.75 to 1.0 until March 31, 2013 and after March 31, 2013 a ration of not more than 4.25 to 1.0; (v) decreases the interest rate on prime rate borrowing from prime rate plus 1.5% to the prime rate (vi) permits LIBOR based advances for a one, two or three month period. Interest on LIBOR based advance is applicable LIBOR interest rate plus 3.15%; (vii) increases the amount of a permitted investment in a foreign subsidiary to $2.5 million. The amendment also provides that Comerica is to receive an amendment fee of $112,500 upon execution of the amendment and an unused credit line fee in an amount equal to one-eigth percent (1/8%) per annum payable quarterly in arrears.

Master Note for $22.5 million dated June 29, 2011 for the Revolving U.S. Credit Facility

On June 29, 2011, Manitex, Inc., a subsidiary of the Company, executed a new Master Revolving Note for $22.5 million. This note replaces a Master Revolving Note in the amount of $20.5 million dated July 9, 2009 and amended on May 5, 2010. The Master note extends the maturity to April 1, 2015 and provides for interest at the prime rate or the applicable LIBOR rate plus 3.15% if the Company elects to take LIBOR based advances.

Amendment to Letter Agreement dated October 29, 2009 for the Revolving Canadian Credit Agreement.

On June 29, 2011, Manitex Liftking, ULC, a subsidiary of the Company, and Comerica entered into an amendment of a Letter Agreement dated October 29, 2009. The amendment increases “Maximum Loan Amount” to CDN $6.5 million from CDN $5.5 million, increase the “American Note” to $6.5 million from $5.5 million and the “Canadian Note” to CDN $ 6.5 million from CDN $5.5 million. The amendment also provides that Comerica is to receive an amendment fee of $32,500 upon execution of the amendment and an unused credit line fee in an amount equal to one-eight percent (1/8%) per annum payable quarterly in arrears.

Amendment to the Advance Formula Agreement for the Revolving Canadian Credit Facility

On June 29, 2011, Manitex Liftking, ULC, a subsidiary of the Company, and Comerica entered into an amendment to the Advance Formula Agreement dated January 26, 2009 for the revolving Canadian credit facility. The amendment increases the advance rate for eligible accounts to eighty-five percent (85%).

Amendment No. 7 to the Canadian Note.

On June 29, 2011, Manitex Liftking, ULC (“Manitex Liftking”), a subsidiary of the Company, and Comerica entered into Amendment No. 7 to the Master Revolving Note in the original principal amount of CDN $3.5 million (currently CDN $5.5 million), dated December 29, 2006, as amended on August 9, 2007, October 18, 2007, June 30, 2008, July 9, 2009, October 29, 2009, and May 5, 2010 (the “Canadian Note”), which extends the maturity date of such note from April 1, 2012 to April 1, 2015. The note provides for an interest on Canadian dollar borrowings at the Canadian Prime Rate plus 0.5%.

Master Note for $6.5 million dated June 29, 2011 for the Revolving Canadian Credit Facility

On June 29, 2011, Manitex Liftking, ULC, a subsidiary of the Company, executed a new Master Revolving Note for $6.5 million. (the “American Note”). This note replaces a Master Revolving Note in the amount of $4.5 million dated July 9, 2009 and amended on October 29, 2009 and May 5, 2010. The Master note extends the maturity to April 1, 2015. The note provides for an interest on U.S. dollar borrowings at the prime rate or the applicable LIBOR rate plus 3.15% if the Company elects to take LIBOR based advances

Amendment to Letter Agreement Dated May 5, 2010

On June 29, 2011, Manitex International, Inc. and Comerica executed an amendment to a Letter Agreement dated May 5, 2010. The amendment increases the maximum borrowing under the revolving credit facility – equipment line from $0.5 million to $1.0 million.

Master Note for $1.0 million dated June 29, 2011 for the Revolving Credit Facility – Equipment Line.

On June 29, 2011, Manitex International, Inc. executed a new Master Revolving Note for $1.0 million. This note replaces a Master Revolving Note in the amount of $0.5 million dated May 5, 2010. The Master note extends the maturity to April 1, 2015 and provides for interest at the prime rate or the applicable LIBOR rate plus 3.15% if the Company elects to take LIBOR based advances.

Guaranties issued to Comerica

On June 29, 2011, Manitex International, Inc. executed two separate Guaranty agreements. The first guaranty issued by Manitex International, Inc. to Comerica guarantees the indebtedness of Manitex, Inc., a subsidiary of the Company. The second guaranty issued to Comerica by Manitex International, Inc. guarantees the indebtedness of Manitex Liftking, ULC, a subsidiary of the Company. On June 29, 2011, Manitex, Inc., a subsidiary of the Company, executed a guaranty to Comerica to guarantee the indebtedness Manitex International, Inc. On June 29, 2011 Badger Equipment Company and Manitex Load King, Inc., subsidiaries of the Company, executed a guaranty. The guaranty guarantees Manitex, Inc. and Manitex International, Inc. indebtedness to Comerica. The guarantees are unconditional and absolute.

Security Agreements

On June, 29, 2011, Badger Equipment Company and Manitex Load King, subsidiaries of the Company, each executed and delivered a Security Agreement to Comerica. The Security Agreements continues Comerica’s security interest in substantially all the assets of the two companies, except for real estate, including a security interest in the two companies’ accounts receivable, inventory, and equipment & fixtures.

Installment Note for $1.85 million dated June 27, 2011

On June 27, 2011 Manitex International, Inc. (the “Company”) executed and delivered a new $1,850,000 Installment Note (the “Note”) to Comerica Bank (“Comerica”). Under the Note, the Company is obligated to make forty-eight monthly installment payments of $38,542.00 plus accrued interest commencing on August 1, 2011. The Note, which matures on July 1, 2015, provides for interest of prime plus one percent (1.0%). The Note may be prepaid at anytime without penalty or premium. In the event of default (as defined in the Second Amended and Restated Credit Agreement dated April 11, 2007, as amended), Comerica at its option may declare any or all of the indebtedness under this Note due and payable. The Note also provides for interest of prime plus four percent (4.0%) in the event of a default. The “Note” is collateralized by substantially all the assets of the Company.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: July 1, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 7 to Second Amended and Restated Credit Agreement dated August 9, 2007, by and between Manitex International, Inc., Manitex, Inc., and Comerica Bank, as amended.

10.2	Master Revolving Note in the principal amount of $22.5 million dated June 29, 2011 by and between, and between Manitex, Inc. and Comerica Bank.

10.3	Amendment effective as of June 29, 2011 to the Letter Agreement dated October 29, 2009.

10.4	Amendment effective as of June 29, 2011 to Advance Formula Agreement dated January 26, 2009

10.5	Amendment No. 7 to the Master Revolving Note (the “Canadian Note”) in the principal amount of CDN $3.5 million dated December 29, 2006, as amended.

10.6	Master Revolving Note (the “American Note”) in principal amount of $6.5 million dated June 29, 2011, by and between Manitex Liftking, ULC and Comerica Bank.

10.7	Amendment effective as of June 29, 2011 to the Letter Agreement dated May 5, 2010.

10.8	Master Revolving Note in the principal amount of $1.0 million dated June 29, 2011 by and between, and between Manitex International, Inc. and Comerica Bank.

10.9	Guaranty of Manitex International, Inc. dated June 29, 2011 that guarantees Manitex, Inc. indebtedness to Comerica Bank.

10.10	Guaranty of Manitex International, Inc. dated June 29, 2011 that guarantees Manitex Liftking, ULC indebtedness to Comerica Bank.

10.11	Guaranty of Badger Equipment Company and Manitex Load King, Inc. dated June 29, 2011 that guarantees Manitex, Inc. and Manitex International, Inc. indebtedness to Comerica Bank.

10.12	Security Agreement dated June 29, 2011 by and between, and between Badger Equipment Company and Comerica Bank.

10.13	Security Agreement dated June 29, 2011 by and between, and between Manitex Load King, Inc. and Comerica Bank.

10.14	Guaranty of Manitex, Inc. dated June 29, 2011 that guarantees Manitex International, Inc. indebtedness to Comerica Bank.

10.15	Installment Note in the principal amount of $1.85 million dated June 27, 2011 by and between, and between Manitex International, Inc. and Comerica Bank.